UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2020

BLACK RIDGE OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53952	27-2345075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 North 5th Street, Suite 410

Minneapolis, MN 55403

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:  (952) 426-1241

_________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	ANFCD	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement.

On March 12, 2020, Black Ridge Oil & Gas, Inc. (the “Company”) entered into a business loan agreement with Cadence Bank, N.A. (“Cadence”), as lender (the “Business Loan Agreement”) encompassing a $700,000 Promissory Note issued to Cadence (the “Note”), a Security Agreement by the Company in favor of Cadence (the “Security Agreement”) and limited commercial guarantees (the “Guarantees”) by the Company’s Chief Executive Officer and Interim Chief Financial Officer and members of the Company’s Board of Directors (the “Guarantors”) (collectively, the “Cadence Loan”). The Note bears interest at a rate of 0.500 percentage point over the prime rate as published in the Wall Street Journal, currently 4.25% per annum, payable monthly, and is due on March 9, 2021. The Note may be repaid at any time without penalty. The Note is secured by all of the Company’s rights, title and interests in and to 500,000 shares of the common stock of Allied Esports Entertainment Inc. (NASDAQ: AESE) currently owned by the Company and held in the Company’s brokerage account with RBC Capital Markets, LLC.

In consideration for their willingness to serve as guarantors of the Cadence Loan, the Company issued warrants to each of the Guarantors (the “Guarantor Warrants”) for the purchase of the Company’s common stock. The Guarantor Warrants entitle each Guarantor to purchase 26,250 shares of the Company's common stock (the “Warrant Shares”) at an exercise price of $4.00 per share. The Guarantor Warrants expire on March 12, 2030.

This summary is qualified in its entirety by reference to the terms of the Business Loan Agreement, the Note, the Security Agreement and the Form of Guarantor Warrant, each of which will be filed as exhibits to the Company's Form 10-Q for the period in which the agreements relating to the Cadence Loan were executed.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK RIDGE OIL & GAS, INC.

	By:	/s/ Kenneth DeCubellis
Kenneth DeCubellis
Chief Executive Officer and Interim Chief Financial Officer

Date: March 16, 2020